                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced           Security Description: Corporate Bond
         -----------------------------------                                 --------------

Issuer:  TEVA PHARMACEUTICAL FINANCE COMPANY           Offering Type: US Registered
         -----------------------------------                          -------------
                                                       (US Registered, Eligible Muni, Eligible
                                                       Foreign, 144A)

                                                                                                                    In
                                                                                                                 Compliance
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION             (Yes/No)
     ---------------------------------------------- --------------- -------------------------------------------- ----------
1.   Offering Date                                    12/13/2012    None                                            N/A

2.   Trade Date                                       12/13/2012    Must be the same as #1                          Yes

3.   Unit Price of Offering                           99.802 USD    None                                            N/A

4.   Price Paid per Unit                              99.802 USD    Must not exceed #3                              Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *                  Yes

6.   Underwriting Type                                   Firm       Must be firm                                    Yes

7.   Underwriting Spread                                0.450%      Sub-Adviser determination to be made            Yes

8.   Total Price paid by the Fund                      $25,000      None                                            N/A

9.   Total Size of Offering                         $1,300,000,000  None                                            N/A

10.  Total Price Paid by the Fund plus Total Price   $103,200,000   #10 divided by #9 must not exceed 25% **        Yes
     Paid for same securities purchased by the
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund                 Barclays     Must not include Sub-Adviser affiliates ***     Yes
     purchased (attach a list of all syndicate       Capital Inc.
     members)

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                          Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                           /s/ Artemis Brannigan
                                           -------------------------------------
                                           Artemis Brannigan
                                           Vice President, Portfolio Compliance
                                           BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced           Security Description: Corporate Bond
         -----------------------------------                                 --------------

Issuer:  CC HOLDINGS GS V LLC                          Offering Type: 144A
         --------------------                                         ----
                                                       (US Registered, Eligible Muni, Eligible
                                                       Foreign, 144A)

                                                                                                                 In Compliance
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION               (Yes/No)
     ---------------------------------------------- --------------- -------------------------------------------- -------------
1.   Offering Date                                    12/11/2012    None                                             N/A

2.   Trade Date                                       12/11/2012    Must be the same as #1                           Yes

3.   Unit Price of Offering                           100.00 USD    None                                             N/A

4.   Price Paid per Unit                              100.00 USD    Must not exceed #3                               Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *                   Yes

6.   Underwriting Type                                   Firm       Must be firm                                     Yes

7.   Underwriting Spread                                1.00%       Sub-Adviser determination to be made             Yes

8.   Total Price paid by the Fund                      $233,000     None                                             N/A

9.   Total Size of Offering                         $1,000,000,000  None                                             N/A

10.  Total Price Paid by the Fund plus Total Price   $47,000,000    #10 divided by #9 must not exceed 25% **         Yes
     Paid for same securities purchased by the
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund                 Merrill      Must not include Sub-Adviser affiliates ***      Yes
     purchased (attach a list of all syndicate      Lynch, Pierce
     members)                                          Fenner &
                                                      Smith Inc.

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                           Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                           /s/ Artemis Brannigan
                                           -------------------------------------
                                           Artemis Brannigan
                                           Vice President, Portfolio Compliance
                                           BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced           Security Description: Corporate Bond
         -----------------------------------                                 --------------

Issuer:  TEVA PHARMACEUTICAL FINANCE COMPANY           Offering Type: US Registered
         -----------------------------------                          -------------
                                                       (US Registered, Eligible Muni, Eligible
                                                       Foreign, 144A)

                                                                                                                 In Compliance
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION               (Yes/No)
     ---------------------------------------------- --------------- -------------------------------------------- -------------
1.   Offering Date                                    12/13/2012    None                                             N/A

2.   Trade Date                                       12/13/2012    Must be the same as #1                           Yes

3.   Unit Price of Offering                           99.802 USD    None                                             N/A

4.   Price Paid per Unit                              99.802 USD    Must not exceed #3                               Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *                   Yes

6.   Underwriting Type                                   Firm       Must be firm                                     Yes

7.   Underwriting Spread                                0.450%      Sub-Adviser determination to be made             Yes

8.   Total Price paid by the Fund                     $2,386,000    None                                             N/A

9.   Total Size of Offering                         $1,300,000,000  None                                             N/A

10.  Total Price Paid by the Fund plus Total Price   $103,200,000   #10 divided by #9 must not exceed 25% **         Yes
     Paid for same securities purchased by the
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund                 Barclays     Must not include Sub-Adviser affiliates ***      Yes
     purchased (attach a list of all syndicate       Capital Inc.
     members)

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                           Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                           /s/ Artemis Brannigan
                                           -------------------------------------
                                           Artemis Brannigan
                                           Vice President, Portfolio Compliance
                                           BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Global Allocation                Security Description: Common Stock
         ------------------------------                                      ------------

Issuer:  EQUITY RESIDENTIAL                            Offering Type: US Registered
         ------------------                                           -------------
                                                       (US Registered, Eligible Muni, Eligible
                                                       Foreign, 144A)

                                                                                                                 In Compliance
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION               (Yes/No)
     ---------------------------------------------- --------------- -------------------------------------------- -------------
1.   Offering Date                                    11/28/2012    None                                             N/A

2.   Trade Date                                       10/28/2012    Must be the same as #1                           Yes

3.   Unit Price of Offering                           100.00 USD    None                                             N/A

4.   Price Paid per Unit                              100.00 USD    Must not exceed #3                               Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *                   Yes

6.   Underwriting Type                                   Firm       Must be firm                                     Yes

7.   Underwriting Spread                                 3.0%       Sub-Adviser determination to be made             Yes

8.   Total Price paid by the Fund                      $235,425     None                                             N/A

9.   Total Size of Offering                         $1,040,250,000  None                                             N/A

10.  Total Price Paid by the Fund plus Total Price   $62,962,500    #10 divided by #9 must not exceed 25% **         Yes
     Paid for same securities purchased by the
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund                  Morgan      Must not include Sub-Adviser affiliates ***      Yes
     purchased (attach a list of all syndicate       Stanley & Co
     members)                                            LLC

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                           Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                           /s/ Artemis Brannigan
                                           -------------------------------------
                                           Artemis Brannigan
                                           Vice President, Portfolio Compliance
                                           BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.